SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                             --------------------


                                  June 21, 1999
                                 -------------
                        (Date of Earliest Event Reported)


                          ANNTAYLOR STORES CORPORATION
                         ----------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-10738                 13-3499319
           --------                     -------                 ----------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                   Identification No.)


                                 ANNTAYLOR, INC.
                                ---------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-11980                 51-0297083
           --------                     -------                 ----------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                   Identification No.)


                              142 West 57th Street
                            New York, New York 10019
                          ------------------------
  (Address, including Zip Code, of Registrants' Principal Executive Offices)


                              (212) 541-3300
                              --------------
            (Registrants' Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
                 (Former Name or Former Address, if Changed
                             Since Last Report)
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ITEM 5.    OTHER EVENTS.
-------    -------------

      On June 21, 1999, AnnTaylor Stores Corporation, a Delaware corporation (the "Company"), announced that it had completed the sale, through a private placement, of a new issue of discounted convertible subordinated debentures due 2019 (the "Debentures"), and that the proceeds of the offering are being used in connection with the redemption, on July 22, 1999, of the $100,000,000 outstanding 8-3/4% subordinated notes due 2000 (the "8-3/4% Notes") issued by the Company's wholly owned subsidiary AnnTaylor, Inc. AnnTaylor, Inc. has deposited with the trustee under the indenture relating to the 8-3/4% Notes, funds sufficient for the satisfaction and discharge of AnnTaylor, Inc.'s obligations under the 8-3/4% Note indenture.

      The  terms of the  Debentures,  and the  redemption  price  for the 8-3/4%
Notes, are described in the press release issued by the Company on June 21, 1999, that is attached hereto as Exhibit 99.1 and is incorporated hereby by reference. The information set forth above is qualified in its entirety by reference to that press release.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------    -------------------------------------------------------------------

      (c)   Exhibits.

            99.1     Press Release issued by the Company on June
                     21, 1999.


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ANNTAYLOR STORES CORPORATION


                                          By: /s/ Jocelyn F.L. Barandiaran
                                              -----------------------------
                                               Jocelyn F. L. Barandiaran
                                               Senior Vice President

Date:  June 21, 1999
       ----------------

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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ANNTAYLOR, INC.


                                          By:  /s/ Jocelyn F.L. Barandiaran
                                              -----------------------------
                                               Jocelyn F. L. Barandiaran
                                               Senior Vice President

Date:  June 21, 1999
       --------------------

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

                                  EXHIBIT INDEX


   Exhibit No.                            Description
   -----------                            -----------

     99.1           Press Release issued by the Company on June 21, 1999.